                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2004

                                 VITALWORKS INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                      000-25311              59-2248411
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)


  239 Ethan Allen Highway, Ridgefield, CT                         06877
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 203-894-1300
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         On February 3, 2004, VitalWorks Inc. announced its financial results for its fourth quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VITALWORKS INC.

                                   By: /s/ Stephen L. Hicks
                                       -----------------------------------------
                                       Name:  Stephen L. Hicks
                                       Title: Vice President and General Counsel

Date: February 3, 2004

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
99.1                  Press release dated February 3, 2004